Exhibit 99.2

April 30th, 2007 First Quarter Results

Forward Looking Statements This conference call may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in its Form 10-K on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Where to Find Materials/Archives A replay of the conference call will be available through May 7, 2007 at (800) 475-6701 in the U.S., access code: 869799, and internationally at (320) 365-3844, access code: 869799. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

Agenda Yr 2007 First Quarter Results Financial Summary Summary Appendices

Yr 2007 First Quarter Results

First Quarter Highlights Excellent first quarter performance. Achieved net sales growth of 9.9% including 2.7% price increase; Adjusted EBITDA was $156.2M, up 17.6% vs. last year. Excluding the impact of foreign exchange, net sales growth was up 4.3% and Adjusted EBITDA growth was up 11.1% vs. last year. Leverage ratio improved to 3.98x. Adjusted EBITDA increase driven by strong performance in Specialty Chemicals and Advanced Ceramics. High copper cost continued to negatively impact results. Strong price and continued improvement in productivity help achieve 19.6% Adjusted EBITDA margin. Divested Groupe Novasep on 01/09/2007.

Yr 2007 First Quarter Summary A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. For the first quarter, Yr 2007 based on share count of 75,392; Yr 2006 based on share count of 74,966. Excluding the impact of foreign exchange. See Appendices. First Quarter FX Adj. ($M) Yr 2007 Yr 2006 Change Change (c) Net Sales 796.1 $ 724.1 $ 9.9% 4.3% Adjusted EBITDA (a) 156.2 132.8 17.6% 11.1% Net Income 145.3 40.0 NA NA EPS (Diluted) (b) 1.93 0.53 NA NA

Net Sales Growth 1st Quarter ($M) Net Sales % Change Yr 2007 Qtr 1 796.1 $ Yr 2006 Qtr 1 724.1 72.0 $ 9.9% Due to (Approx.): 19.6 2.7% 41.2 5.7% 1 11.2 1.5% 1 - Includes Ideal Standard and Megolon acquisitions and Wafer US divestiture Volume/Mix Currency Pricing Change

Results By Segment – First Quarter A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) Q1 2007 Q1 2006 % Change FX Adj % Change (b) Q1 2007 Q1 2006 % Change FX Adj % Change (b) Specialty Chemicals 267.9 $ 228.1 $ 17.4% 11.5% 68.3 $ 51.4 $ 32.9% 26.7% Performance Additives 184.8 182.5 1.3% (1.9%) 32.6 33.3 (2.1%) (5.1%) Titanium Dioxide Pigments 116.1 108.2 7.3% (1.6%) 22.4 20.9 7.2% (1.9%) Advanced Ceramics 105.5 92.7 13.8% 5.3% 28.8 23.6 22.0% 11.9% Specialty Compounds 69.6 63.2 10.1% 6.2% 8.1 7.3 11.0% 8.2% Electronics 52.2 49.4 5.7% 1.8% 9.4 8.6 9.3% 5.8% (13.4) (12.3) (8.9%) (6.5%) Total Rockwood 796.1 $ 724.1 $ 9.9% 4.3% 156.2 $ 132.8 $ 17.6% 11.1% Adj. EBITDA Margin 19.6% 18.3% 1.3 ppt Corporate

Specialty Chemicals Outstanding results in both Surface Treatment and Fine Chemicals businesses. Surface Treatment favorably impacted by higher sales in most markets, particularly in European automotive as well as general industrial applications. Fine Chemicals improved sales driven by strong pricing and volume in lithium . A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) 1st Quarter 267.9 228.1 17.4% 11.5% 68.3 51.4 32.9% 26.7% 25.5% 22.5% 3 ppt Adj. EBITDA Margin

# Performance Additives

| *@ Actual Rates* | Net Sales | | | | Adj. EBITDA [a] | | | |
|---|---|---|---|---|---|---|---|---|
| *($ in Millions)* | Yr 2007 | Yr 2006 | *% Change* | *FX Adj % Change* [b] | Yr 2007 | Yr 2006 | *% Change* | *FX Adj % Change* [b] |
| **1st Quarter** | 184.8 | 182.5 | 1.3% | (1.9%) | 32.6 | 33.3 | (2.1%) | (5.1%) |
| **Adj. EBITDA Margin** | | | | | 17.6% | 18.2% | -0.6 ppt | |

- Higher sales in Color Pigments were offset by lower sales in Timber Treatment:
  - Color Pigments sales driven by strong volume in Europe which was partially offset by weakness in North American construction related businesses.
  - Timber sales decrease due to the housing slowdown despite successful implementation of price increase.
  - Clay based Additives negatively impacted by a decrease in the Coatings business in North America.
- Timber Treatment has been adversely impacted by higher copper price which contributed to the segment's lowered Adjusted EBITDA.

(a) A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices.
(b) Excluding the impact of foreign exchange. See Appendices.

4/28/2007

ROCKWOOD HOLDINGS, INC. 11

Copper Price (COMEX Month-End) ($/lb) Yr 2003 Yr 2004 Yr 2005 Yr 2006 $1/lb change in copper price translates to about $20M of profit impact. Yr 2007 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar

Titanium Dioxide Pigments Excluding the impact of foreign exchange, results slightly unfavorable due to raw materials and energy costs which are partially offset by higher price in Functional Additives. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) 1st Quarter 116.1 108.2 7.3% (1.6%) 22.4 20.9 7.2% (1.9%) 19.3% 19.3% 0 ppt Adj. EBITDA Margin

Advanced Ceramics Higher sales benefited by acquisition and higher volume in Medical Products, Cutting Tools and Piezo Applications, but partially offset by lower prices in Mechanical Systems and Piezo Applications. Profit improved driven by higher volume and productivity improvements. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) 1st Quarter 105.5 92.7 13.8% 5.3% 28.8 23.6 22.0% 11.9% 27.3% 25.5% 1.8 ppt Adj. EBITDA Margin

Specialty Compounds A reconciliation of Net income before taxes to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. Higher sales and profit due to the acquisition of Megolon business. Business has experienced a slow down in the wire & cable market and a reduction in customer inventory levels. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) 1st Quarter 69.6 63.2 10.1% 6.2% 8.1 7.3 11.0% 8.2% 11.6% 11.6% 0 ppt Adj. EBITDA Margin

Electronics Growth in global semiconductor and printed circuit board industry continued to drive the improved Electronics segment results. Significant volume increases in Electronic Chemicals in Asia and Europe. US Wafer Reclaim business sold in February 2007. A reconciliation of Net income before taxes to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) 1st Quarter 52.2 49.4 5.7% 1.8% 9.4 8.6 9.3% 5.8% 18.0% 17.4% 0.6 ppt Adj. EBITDA Margin

Financial Summary

Yr 2007 First Quarter Summary A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. For the first quarter, Yr 2007 based on share count of 75,392; Yr 2006 based on share count of 74,966. Excluding the impact of foreign exchange. See Appendices. First Quarter FX Adj. ($M) Yr 2007 Yr 2006 Change Change (c) Net Sales 796.1 $ 724.1 $ 9.9% 4.3% Adjusted EBITDA (a) 156.2 132.8 17.6% 11.1% Net Income 145.3 40.0 NA NA EPS (Diluted) (b) 1.93 0.53 NA NA

Results By Segment – First Quarter A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) Q1 2007 Q1 2006 % Change FX Adj % Change (b) Q1 2007 Q1 2006 % Change FX Adj % Change (b) Specialty Chemicals 267.9 $ 228.1 $ 17.4% 11.5% 68.3 $ 51.4 $ 32.9% 26.7% Performance Additives 184.8 182.5 1.3% (1.9%) 32.6 33.3 (2.1%) (5.1%) Titanium Dioxide Pigments 116.1 108.2 7.3% (1.6%) 22.4 20.9 7.2% (1.9%) Advanced Ceramics 105.5 92.7 13.8% 5.3% 28.8 23.6 22.0% 11.9% Specialty Compounds 69.6 63.2 10.1% 6.2% 8.1 7.3 11.0% 8.2% Electronics 52.2 49.4 5.7% 1.8% 9.4 8.6 9.3% 5.8% (13.4) (12.3) (8.9%) (6.5%) Total Rockwood 796.1 $ 724.1 $ 9.9% 4.3% 156.2 $ 132.8 $ 17.6% 11.1% Adj. EBITDA Margin 19.6% 18.3% 1.3 ppt Corporate

Income Statement - Reported MTM of Euro denominated debt and cash position Groupe Novasep. ’07 results related to the gain on divestment MTM of interest rate swaps. Gain in ’06 and loss in ’07. Viance JV ($M) First Quarter Yr 2007 Yr 2006 Net Sales 796.1 $ 724.1 $ Gross Margin 539.1 498.3 68% 69% Operating Income 102.5 84.5 13% 12% Interest Expense net 1 - DFC and Cash (46.8) (49.1) Interest Expense - MTM of Swaps (2.8) 10.7 Foreign Exchange Gain 0.4 (2.9) Other (1.0) 1.6 Income Before Tax 52.3 $ 44.8 $ Tax Provision 22.0 18.3 Net Income - Cont. Op. before Minority Interest 30.3 $ 26.5 $ Minority Interest (1.1) 0.0 Net Income - Continuing Operations 29.2 $ 26.5 $ Income from Discontinued Operations 116.2 16.5 Minority Interest from Discontinued Operations (0.1) (3.0) Net Income - Reported 145.3 $ 40.0 $ 1. Net of Interest Income of $5.1M and $1.4M in Yr 2007 and Yr 2006 respectively Operating Income % Gross Margin %

Reconciliation of Net Income to Adjusted EBITDA Viance JV Groupe Novasep ($ in millions) Yr 2007 Yr 2006 145.3 $ 40.0 $ Income from discontinued operations, net of tax (116.2) (16.5) Minority interest in discontinued operations 0.1 3.0 29.2 26.5 Income tax provision 22.0 18.3 Minority interest 1.1 - Income before taxes and minority interest 52.3 44.8 Interest expense 54.7 39.8 Interest income (5.1) (1.4) Depreciation and amortization 53.2 43.7 Restructuring and related charges 4.5 1.2 CCA litigation defense costs 0.1 0.3 Systems/organization establishment expenses 0.9 1.9 Cancelled acquisition and disposal costs 0.1 0.6 Costs incurred related to debt modifications 0.9 - Inventory write-up reversal - 0.8 Gains related to asset sales (4.8) (0.5) Foreign exchange (gain) loss (0.4) 2.9 Other (0.2) (1.3) Adjusted EBITDA from continuing operations 156.2 $ 132.8 $ Three months ended March 31, Income from continuing operations Net income

Earnings Per Share Net Income ($M) Diluted EPS 5 Qtr 1 Reported Net Income/EPS $145.3 $1.93 Non-Recurring Items Novasep Related Items 1 (115.7) (1.54) System Organization/Establishment Expenses 0.6 0.01 MTM of Swap Loss 1.7 0.02 FX (gain)/Loss on Debt (0.1) (0.00) Restructuring 2 3.1 0.04 Debt Modification Cost 3 0.5 0.01 Gain on Asset Sales 4 (3.1) (0.04) Other Miscellaneous One- Time Charges 0.1 0.00 Qtr 1 Adjusted Net Income/EPS 32.4 0.43 1. Primarily due to gain related to the sale of Groupe Novasep 2. Cost related to restructuring effort in Electronics and Corporate 3. Fees associated with amending credit agreement in 1st quarter 2007 4. Gain related to the sale of Wafer Reclaim US business 5. Based on the share count of 75,392

Depreciation and Amortization $0.10 change in Euro/US$ exchange rates translate to approximately $3.0M of impact on total depreciation and amortization each quarter. Assumptions: Include additional amortization of Viance joint venture Assumes Euro/US$ = 1.35 for the remainder of Yr 2007 ($M) Qtr 1 '07 Actual Qtr 2 '07 Estimate Qtr 3 '07 Estimate Qtr 4 '07 Estimate Yr 2007 Estimate Depreciation 1 38.0 40.4 40.9 41.2 160.4 Amortization 1 15.2 16.2 16.2 16.2 63.8 Total Depreciation and Amortization 53.2 56.6 57.1 57.4 224.2

Yr 2007 Interest Expense (Net of Interest Income) Non-cash impact of mark-to-market valuation of interest rate hedge instruments. Changes primarily driven by changes in short-term interest rates. Includes interest income. $0.10 change in Euro/US$ exchange rates translate to approximately $1.8M of impact each quarter. Assumptions: Redeem 10.625% notes due 2011 on May 11th, 2007 Assume Euro/US$ = 1.35 for the remainder of Yr 2007 ($M) Qtr 1 '07 Actual Qtr 2 '07 Estimate Qtr 3 '07 Estimate Qtr 4 '07 Estimate Yr 2007 Estimate MTM of Swaps (non-cash) 1 2.8 NA NA NA 2.8 Deferred Financing Cost (non-cash) 2.4 2.5 2.5 2.5 9.9 Cash Interest on Existing Debt 2 44.4 43.2 41.4 41.3 170.3 49.6 45.7 43.9 43.8 183.0 Total Interest Expense

Consolidated Net Debt A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices. Covenant ratio calculated under senior credit agreement for Rockwood Specialties Group, Inc is 4.58x, which specifies maximum level of cash at $100M. (b) As Reported Including Novasep Continuing Operations ($M) 12/31/2004 Leverage 12/31/2005 Leverage 12/31/2006 Leverage 3/31/2007 Leverage B/S FX 1.36 1.18 1.32 1.34 LTM Adj EBITDA (a) 539.9 $ 570.9 $ 621.5 $ 576.6 $ Cash 111.3 0.21 x 102.2 0.18 x 39.5 0.06 x 491.4 0.85 x Revolver - 30.0 0.05 x 37.0 0.06 x - 0 x Term Loans 1,803.3 3.34 x 1,708.9 3.00 x 1,734.0 2.79 x 1,712.5 2.97 x Assumed Debt 236.1 0.44 x 189.1 0.33 x 144.9 0.23 x 98.8 0.17 x 1,928.1 $ 3.57 x 1,825.8 $ 3.20 x 1,876.4 $ 3.01 x 1,319.9 $ 2.28 x PIK Notes/S. Disc. Notes 256.5 0.48 x - 0.00 x - 0.00 x - 0.00 x Sr. Sub.Notes 2011 375.0 0.70 x 273.4 0.48 x 273.4 0.44 x 273.4 0.47 x Sr. Sub.Notes 2014 709.7 1.31 x 642.4 1.12 x 695.0 1.12 x 700.8 1.22 x 3,269.3 $ 6.06 x 2,741.6 $ 4.80x 2,844.8 $ 4.58 x 2,294.1 $ 3.98 x Net Debt Net Sr. Debt

Net Debt / LTM Adjusted EBITDA 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07

Free Cash Flow ($M) Qtr 1 2007 Adjusted EBITDA - Cont. Op. 156.2 $ WC Change (a) (42.3) Cash Taxes (b) (9.7) Cash Interest (c) (44.4) Cash From Operating Activities 59.8 CAPEX (d) (46.9) Free Cash Flow - Cont. Op. 12.9 Discontinued Operations 1.6 Free Cash Flow - Total 14.5 (a) Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable, and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. (b) Equals tax provision minus deferred income tax. (c) See p. 24 of this presentation. (d) CAPEX net of proceeds on sale of property, plant and equipment.

Summary

Moving Forward Focus portfolio. Focus on organic growth. +5% per year Bolt on acquisitions. +3% sales growth per year Continue to improve productivity. +3% per year Improve financial ratios. Debt to EBITDA of 3.5 EBITDA margin of +19% EPS growth of +15%

Appendices

Reconciliation of Net Income to Adjusted EBITDA ($ in millions) Yr 2007 Yr 2006 145.3 $ 40.0 $ Income from discontinued operations, net of tax (116.2) (16.5) Minority interest in discontinued operations 0.1 3.0 29.2 26.5 Income tax provision 22.0 18.3 Minority interest 1.1 - Income before taxes and minority interest 52.3 44.8 Interest expense 54.7 39.8 Interest income (5.1) (1.4) Depreciation and amortization 53.2 43.7 Restructuring and related charges 4.5 1.2 CCA litigation defense costs 0.1 0.3 Systems/organization establishment expenses 0.9 1.9 Cancelled acquisition and disposal costs 0.1 0.6 Costs incurred related to debt modifications 0.9 - Inventory write-up reversal - 0.8 Gains related to asset sales (4.8) (0.5) Foreign exchange (gain) loss (0.4) 2.9 Other (0.2) (1.3) Adjusted EBITDA from continuing operations 156.2 $ 132.8 $ Three months ended March 31, Income from continuing operations Net income

# Q1 Reconciliation of Pre-Tax Income to Adjusted EBITDA by Segment

| ($ in millions) | Specialty Chemicals | Performance Additives | Titanium Dioxide Pigments | Advanced Ceramics | Specialty Compounds | Electronics | Corporate | Consolidated |
|---|---|---|---|---|---|---|---|---|
| **Three months ended March 31, 2007** | | | | | | | | |
| **Income (loss) before taxes and minority interest** | $ 46.8 | $ 16.0 | $ 4.2 | $ 10.8 | $ 3.0 | $ 7.0 | $ (35.5) | $ 52.3 |
| Interest expense | 9.4 | 3.3 | 7.9 | 7.9 | 2.4 | 0.1 | 23.7 | 54.7 |
| Interest income | (0.8) | (0.2) | - | 0.2 | (0.2) | (0.3) | (3.8) | (5.1) |
| Depreciation and amortization | 12.8 | 12.6 | 10.3 | 9.6 | 2.7 | 4.0 | 1.2 | 53.2 |
| Restructuring and related charges | 0.2 | - | - | 0.1 | - | 3.7 | 0.5 | 4.5 |
| CCA litigation defense costs | - | 0.1 | - | - | - | - | - | 0.1 |
| Systems/organization establishment expenses | - | 0.5 | - | 0.2 | 0.2 | - | - | 0.9 |
| Cancelled acquisition and disposal costs | - | - | - | - | - | - | 0.1 | 0.1 |
| Cost incurred related to debt modifications | - | - | - | - | - | - | 0.9 | 0.9 |
| Losses (gains) related to asset sales | - | 0.1 | - | - | - | (4.8) | (0.1) | (4.8) |
| Foreign exchange loss (gain) | 0.2 | 0.1 | - | - | - | (0.3) | (0.4) | (0.4) |
| Other | (0.3) | 0.1 | - | - | - | - | - | (0.2) |
| **Adjusted EBITDA from continuing operations** | $ 68.3 | $ 32.6 | $ 22.4 | $ 28.8 | $ 8.1 | $ 9.4 | $ (13.4) | $ 156.2 |
| **Three months ended March 31, 2006** | | | | | | | | |
| **Income (loss) before taxes and minority interest** | $ 30.1 | $ 20.0 | $ 6.5 | $ 7.6 | $ 5.4 | $ 2.4 | $ (27.2) | $ 44.8 |
| Interest expense | 10.6 | 4.0 | 7.0 | 7.4 | - | 1.2 | 9.6 | 39.8 |
| Interest income | (1.4) | - | - | - | (0.1) | (0.4) | 0.5 | (1.4) |
| Depreciation and amortization | 11.4 | 8.1 | 9.0 | 8.2 | 2.0 | 4.2 | 0.8 | 43.7 |
| Restructuring and related charges | 0.2 | 0.2 | - | - | - | 0.8 | - | 1.2 |
| CCA litigation defense costs | - | 0.3 | - | - | - | - | - | 0.3 |
| Systems/organization establishment expenses | - | - | - | - | - | - | 1.9 | 1.9 |
| Cancelled acquisition and disposal costs | 0.6 | - | - | - | - | - | - | 0.6 |
| Inventory write-up reversal | - | 0.8 | - | - | - | - | - | 0.8 |
| Gains related to asset sales | - | (0.1) | - | - | - | - | (0.4) | (0.5) |
| Foreign exchange (gain) loss | (0.1) | 0.1 | - | - | - | 0.4 | 2.5 | 2.9 |
| Other | - | (0.1) | (1.6) | 0.4 | - | - | - | (1.3) |
| **Adjusted EBITDA from continuing operations** | 51.4 | 33.3 | 20.9 | 23.6 | 7.3 | 8.6 | (12.3) | 132.8 |

4/28/2007

ROCKWOOD HOLDINGS, INC. 32

FX impact on Results FX ($ in millions) Total Effect Organic Net sales: Specialty Chemicals 39.8 $ 17.4% 13.6 $ 26.2 $ Performance Additives 2.3 1.3 5.7 (3.4) Titanium Dioxide Pigments 7.9 7.3 9.6 (1.7) Advanced Ceramics 12.8 13.8 7.9 4.9 Specialty Compounds 6.4 10.1 2.5 3.9 Electronics 2.8 5.7 1.9 0.9 Total net sales 72.0 9.9 41.2 30.8 Adjusted EBITDA: Specialty Chemicals 16.9 $ 32.9% 3.2 $ 13.7 $ Performance Additives (0.7) (2.1) 1.0 (1.7) Titanium Dioxide Pigments 1.5 7.2 1.9 (0.4) Advanced Ceramics 5.2 22.0 2.4 2.8 Specialty Compounds 0.8 11.0 0.2 0.6 Electronics 0.8 9.3 0.3 0.5 Corporate costs and eliminations (1.1) (8.9) (0.3) (0.8) Adjusted EBITDA from continuing operations 23.4 17.6 8.7 14.7 Change: Three months ended March 31, 2007 versus 2006 % Change